Intangible assets TLG (Tables)	12 Months Ended
Dec. 31, 2020
Intangible assets TLG
Intangible assets TLG

	Intangible
	Assets	Total
	(USD in thousands)
Cost at December 31, 2019	$—	$—
Additions during the year	95	95
Exchange rate adjustments	5	5
Cost at December 31, 2020	100	100
Amortization at December 31, 2019	—	—
Amortization for the year	—	—
Exchange rate adjustment	—	—
Amortization at December 31, 2020	—	—
Carrying amount at December 31, 2020	$100	$100